Exhibit 99.2
January 29, 2009 Fourth-Quarter and Full-Year 2008 Results and Sales Backlog Update Exhibit 99.2

Agenda Business Environment Bob Rossiter, Chairman, CEO and President Fourth-Quarter and Full-Year 2008 Results and Sales Backlog Update Matt Simoncini, SVP and CFO Summary and Outlook Bob Rossiter, Chairman, CEO and President Q and A Session

Business Environment

Business in Perspective* In 2007, Lear reported improved financial results in its core business for the second consecutive year, following the divestiture of the Interior business, successful global restructuring efforts and cost improvements In 2008, the U.S. economy experienced the worst economic downturn since the Great Depression and tight credit conditions slowed economic activity worldwide As a result, U.S. industry sales declined from a rate of 16 million units to the 10 million unit range, and global automotive sales turned down following six years of steady growth In response to the sharply lower sales and production levels, Lear has accelerated and expanded its restructuring and cost reduction efforts The Company is also continuing to make progress on strategic priorities, including further diversification of global sales and investment in new technologies such as hybrid electrical systems * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Strategy to Manage Through the Downturn* Focusing on a lean operating structure to minimize cash burn Negotiating an amendment to our credit facility to maintain financial flexibility Aggressively implementing cost reductions and operating improvements to align business with lower volumes Putting a high priority on those things we can control -- quality, costs, service and innovation -- to ensure we provide customers with superior value Proactively managing the supply chain, selectively in-sourcing where it makes economic sense and following a disciplined pricing model * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Closed or consolidated more than 25 facilities worldwide and reduced salaried census by 33% in North America since 2005 Reduced compensation and fringe benefits Thrifted non-program related spending Reduced new market infrastructure spending Slowed capacity expansion in emerging markets Consolidated administrative offices worldwide Lowered costs for outside services Reduced discretionary expenditures Summary of Operating Improvements

Making Progress on Sales Diversification By Region By Customer All Other GM Ford BMW Asian OEMs VW/Audi Fiat PSA Group Saab/Volvo Mercedes Benz Renault/Nissan Chrysler Jaguar/Land Rover 6.7 21.5 15.8 11.5 6.7 6.7 6.7 5.2 4.9 4.5 4.4 3 2.4 GM North America ROW Europe East 0.36 0.15 0.48 North America 36% Europe 49% Rest of World 15% 64% Of 2008 Sales Outside Of North America Ford 2008 Full Year Net Sales

Positioned for Industry Recovery* Strong global capabilities in critical automotive systems -- Seating and Power Distribution Improved annual cost structure by more than $250 million through aggressive restructuring actions since mid-2005 Significant low-cost footprint in place, with operations in 21 countries throughout Central and South America, Eastern Europe, Africa and Asia Steady progress on diversifying global sales, with approximately two-thirds of total sales now generated outside North America Industry leader in product quality and customer service Investing in key technologies: new, lighter-weight and environmentally-friendly materials, more flexible structures, high-power and hybrid electrical systems, wireless products and select safety features * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Fourth-Quarter and Full-Year 2008 Results and Sales Backlog Update

Global Production Environment

2008 Financial Summary* Fourth-Quarter 2008 Results Net sales of $2.6 billion Core operating earnings of $22 million** Free cash flow was negative $38 million** Full-Year 2008 Results Net sales of $13.6 billion Core operating earnings of $418 million** Free cash flow was negative $71 million** Sales Backlog Update*** Three-year [2009-2011] backlog of $1.1 billion New backlog represents continued diversification of sales ** Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items. Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. *** For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled "Forward-Looking Statements" at the end of this presentation.

Fourth-Quarter 2008 Reported Financials* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Fourth-Quarter 2008 Restructuring / Special Items Impact* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. Fourth-Quarter (1) Excludes $5.7 million of restructuring charges recorded in other expense.

Fourth-Quarter 2008 Net Sales Changes and Margin Impact

Full-Year 2008 Seating Performance* Explanation of Year-to-Year Change * Please see slide titled "Non-GAAP Financial Information" at the end of this presentation for further information. (in mils) Sales Earnings** Adj. Earnings** ** Reported segment earnings represents income before goodwill impairment charges, interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs. Adjusted Seating Segment Margins Sales Factors Lower industry production in North America and Europe Favorable foreign exchange Net new business Margin Performance Lower industry production in North America and Europe Net selling price reductions Increased commodity costs Favorable cost performance Restructuring savings 2007 2008 0.07 0.048 East West North $12,206.1 $10,726.9 $ 758.7 $ 386.7 $ 850.3 $ 519.4

Explanation of Year-to-Year Change * Please see slide titled "Non-GAAP Financial Information" at the end of this presentation for further information. (in mils) Sales Earnings** Adj. Earnings** ** Reported segment earnings represents income before goodwill impairment charges, interest, other expense and income taxes; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs. Sales Factors Lower industry production in North America and Europe Favorable foreign exchange Net new business Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable operating performance Restructuring savings Full-Year 2008 Electrical and Electronic Performance* Adjusted Electrical and Electronic Segment Margins $ 3,100.0 $ 2,843.6 $ 40.8 $ 44.7 $ 111.0 $ 76.1 2007 2008 0.036 0.027 East West North

Fourth-Quarter and Full-Year 2008 Free Cash Flow* (in millions) * Free cash flow represents net cash provided by (used in) operating activities (($90.9) million for the three months and $144.2 million for the twelve months ended 12/31/08) before net change in sold accounts receivable ($86.5 million for the three months and ($47.2) million for the twelve months ended 12/31/08) (Cash from Operations), less capital expenditures. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Sufficient Cash Position* To protect against disruptions in the capital markets and uncertainty in the industry, Lear fully borrowed amounts available under its primary credit facility (~$1.2 billion) during the fourth quarter Combined with cash on hand, Lear had $1.6 billion of cash and cash equivalents available as of 12/31/08, providing more than adequate resources to satisfy ordinary course business obligations As a result of the decision not to repay the amounts borrowed at year end, the Company is no longer in compliance with the leverage ratio contained in its primary credit facility The Company has initiated discussions with the co-agents under its primary credit facility to seek a long-term amendment These discussions have been constructive and are continuing Because the amendment will require support from lenders holding the majority of outstanding commitments and borrowings under the credit facility, the Company intends to pursue discussions with a broader lender group before finalizing the amendment proposal and launching the formal amendment process * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Sales Backlog Update* 2009-2011 2009 2010 2011 Consolidated 1100 0 700 400 By Product: Seating -- 60% Electrical and Electronic -- 40% By Region: North America -- $0 Europe -- $300M Asia -- $800M 2009 - 2011 Sales Backlog** ($ in millions) Composition of Sales Backlog** * For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled "Forward-Looking Statements" at the end of this presentation. ** Consolidated sales only.

High and low-voltage wire harnesses Custom terminals and connectors, including the industry's first terminal with 250-amp capability External charging cable with Lear's Smart Connector(tm) Other proprietary electronics BMW (new generation) hybrid vehicles -- high-voltage wiring system Fisker Karma -- electrical distribution system, solid-state smart junction box(tm), battery charger, wireless products and select electronics Land Rover -- voltage module Renault -- battery charger Saturn -- battery charger Lear to Supply Key Electrical and Electronic Products for Chevy Volt and Other New Hybrids* Other Recent Hybrid Awards Lear Content on Chevy Volt * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

2009 Outlook* Global automotive production has declined rapidly Economic conditions remain very volatile and uncertain: Negatives: Low consumer confidence Very tight credit conditions Weak overall economic activity Poor housing and employment conditions Positives: Low interest rates Government stimulus actions globally, including U.S. government financial assistance for GM and Chrysler and their finance arms Declining energy and raw material prices There are a wide range of industry assumptions for 2009 As a result, we are not providing financial guidance at this time Internal focus on further reducing costs as well as maintaining operating and financial flexibility * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Summary and Outlook

Summary and Outlook* Business conditions have become more challenging globally We are following a lean operating structure to minimize cash burn We are accelerating and expanding restructuring and cost reduction actions to improve near-term operating results At the same time, we are maintaining our focus on strategic priorities: Continued sales diversification Further low-cost footprint expansion Investment in new technologies Selective vertical integration in Seating Improvement plan for Electrical and Electronic We will be proactive in responding to changing business conditions and maintaining flexibility We are positioning the Company to benefit from industry recovery Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

ADVANCE RELENTLESSLY(tm) www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "income (loss) before interest, other expense and income taxes," "income before interest, other expense, income taxes, restructuring costs and other special items" (core operating earnings) and "free cash flow" (each, a non-GAAP financial measure). Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that income (loss) before interest, other expense and income taxes and core operating earnings are useful measures in assessing the Company's financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Income (loss) before interest, other expense and income taxes, core operating earnings and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Non-GAAP Financial Information

Non-GAAP Financial Information Core Operating Earnings

Non-GAAP Financial Information Segment Earnings

Non-GAAP Financial Information Adjusted Segment Earnings

Non-GAAP Financial Information Cash from Operations and Free Cash Flow

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company's customers or suppliers, changes in actual industry vehicle production levels from the Company's current estimates, fluctuations in the production of vehicles for which the Company is a supplier, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, including further declines in sales of full-size pickup trucks and large sport utility vehicles, disruptions in the relationships with the Company's suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials and energy, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers, the Company's ability to access capital markets on commercially reasonable terms, further impairment charges initiated by adverse industry or market developments, the Company's ability to obtain a waiver or amendment under its primary credit facility and other risks described from time to time in the Company's Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating strategy. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs. The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. Lear's 2009 - 2011 sales backlog is based on an exchange rate of $1.40/per Euro and the December 15, 2008 status of CSM Worldwide's industry production assumptions. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.